 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

 Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

UNITED CANNABIS CORPORATION
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

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	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date Filed:

UNITED CANNABIS CORPORATION
301 Commercial Road, Unit D
Golden, CO 80401
(303) 386-7104

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD
 May 15, 2019

To the Stockholders:

Notice is hereby given that a special meeting of the stockholders of United Cannabis Corporation (the “Company”) will be held at the offices of the Company located at 301 Commercial Road, Unit D, Golden, CO 80401 on May 15, 2019, at 10:00 a.m. (Mountain Time), for the following purpose:

●
to approve an amendment to the Company’s Articles of Incorporation to increase the authorized capitalization of the Company to 200,000,000 shares of common stock.

March 18, 2019 is the record date for the determination of stockholders entitled to notice of and to vote at the Meeting (the “Record Date”).  Stockholders are entitled to one vote for each shares of common stock held and 15,000 votes for each Series A preferred share held.  As of the Record Date, there were 77,120,483 outstanding shares of common stock and 2,000 outstanding shares of Series A preferred stock.

UNITED CANNABIS CORPORATION
March 20, 2019	Earnest Blackmon Chief Executive Officer

PLEASE INDICATE YOUR VOTING INSTRUCTIONS
ON THE ATTACHED PROXY CARD,
AND SIGN, DATE AND RETURN THE PROXY CARD.
TO SAVE THE COST OF FURTHER SOLICITATION,
PLEASE VOTE PROMPTLY.

UNITED CANNABIS CORPORATION
301 Commercial Road, Unit D
Golden, CO 80401
(303) 386-7104

PROXY STATEMENT

The accompanying proxy is solicited by the Company’s directors for voting at the special meeting of stockholders to be held on May 15, 2019 and at any and all adjournments of the Meeting.  If the proxy is executed and returned, it will be voted at the Meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposals set forth in the accompanying Notice of the Meeting.  Stockholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the address shown above or in person at the time of the Meeting.  Additionally, any later dated proxy will revoke a previous proxy from the same stockholder.

Shares of the Company’s common stock represented by properly executed proxies that reflect abstentions or "broker non-votes" will be counted as present for purposes of determining the presence of a quorum at the Meeting.  "Broker non-votes" represent shares held by brokerage firms in "street-name" with respect to which the broker has not received instructions from the customer or otherwise does not have discretionary voting authority.  Abstentions and broker non-votes will not be counted as having voted against the proposals to be considered at the Meeting.

This proxy statement was posted on https://www.iproxydirect.com/CNAB on or about March 20, 2019.

Stockholders are entitled to one vote for each shares of common stock held and 15,000 votes for each Series A preferred share held.  As of the Record Date, there were 77,120,483 outstanding shares of common stock and 2,000 outstanding shares of Series A preferred stock. One third of the shares entitled to vote represented in person or by proxy will constitute a quorum for the Meeting.

PRINCIPAL SHAREHOLDERS

The following table shows the ownership of our common stock and Series A preferred stock as of the Record Date, by (i) each person whom we know beneficially owns more than 5% of the outstanding shares of our common stock or preferred stock; (ii) each of our executive officers; (iii) each of our directors; and (iv) all of our executive officers and directors as a group. Unless otherwise indicated, to our knowledge each of the stockholders listed below has sole voting and investment power over the shares beneficially owned.

Common Stock

	Number of	Percentage
Name	Shares Owned	of Class

Earnie Blackmon	29,691,243(1)	34.7%
301 Commercial Road, Unit D Golden, CO 80401

Chad Ruby	13,113,722(2)	14.6%
301 Commercial Road, Unit D Golden, CO 80401

Tony Verzura	16,260,992(3)	20.1%
6812 Saroni Drive Oakland, CA. 94611

John Walsh	2,566,000(4)	3.2%
301 Commercial Road, Unit D Golden, CO 80401

All executive officers and directors as a group (four persons)	61,631,957	59.9%

(1)
Includes 8,350,000 shares underlying currently exercisable stock options held by Mr. Blackmon.

(2)
Includes 12,530,000 shares underlying currently exercisable stock options held by Mr. Ruby.

(3)
Includes 3,600,000 shares underlying currently exercisable stock options held by Mr. Verzura.

(4)
Includes 2,491,000 shares underlying currently exercisable stock options and warrants held by Mr. Walsh.

Series A Preferred Stock

	Series A	Percentage
Name	Preferred Shares	of Class
Earnie Blackmon	1,000	50%
Chad Ruby	500	25%
Tony Verzura	500	25%

Each Series A preferred share is entitled to 15,000 votes on all matters submitted to the vote of our shareholders.

PROPOSAL TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION SUCH THAT THE COMPANY WOULD BE AUTHORIZED TO ISSUE 200,000,000 SHARES OF COMMON STOCK.

Stockholders are being requested to approve an amendment to the Company’s Articles of Incorporation which would increase the Company's authorized capitalization to 200,000,000 shares of common stock. The Company is presently authorized to issue 100,000,000 shares of common stock. As of March 18, 2019, the Company had 77,120,483 outstanding shares of common stock as well as outstanding options, warrants and convertible notes which entitle the holders to acquire 37,783,347 additional shares of the Company’s common stock.

Due to the Company’s history of losses, the Company has relied upon proceeds from the sale of its common stock, as well as securities convertible into common stock, to meet its funding requirements.

The Company needs to increase its authorized shares of common stock to accommodate the additional shares which may be issued if all outstanding options, warrants and convertible securities were exercised or converted and to allow the Company to raise additional capital through the sale of common stock or securities convertible into common stock.

Although the Company will be required to fund its operations through the sale of its securities until the Company is able to generate a profit (if ever), as of the date of this proxy statement, the Company did not have any definitive agreements, arrangements, plans, intentions or commitments, written or oral, with any person requiring the Company to sell or issue any additional shares of its common stock, whether for cash or otherwise, except for the Company's obligation to issue common stock upon the exercise of outstanding options and warrants or the conversion of notes.

The Company is also authorized to issue up to 10,000,000 shares of preferred stock. Increasing the shares of common stock the Company is authorized to issue will not affect the number of preferred shares the Company is authorized to issue.

The Company’s Board of Directors recommends that stockholders vote FOR this proposal.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

The Company’s Annual Report on Form 10-K for the year ending December 31, 2018 will be available at www.sec.gov.

GENERAL

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with solicitation of proxies will be paid by the Company including any additional solicitation made by letter or telephone. Failure of a quorum to be present at the meeting will necessitate adjournment and will subject the Company to additional expense.

The Company’s Board of Directors does not intend to present and does not have reason to believe that others will present any other items of business at the annual meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

Please complete, sign and return the attached proxy promptly.

UNITED CANNABIS CORPORATION		CONTROL ID:
REQUEST ID:
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Special Meeting of Stockholders
	DATE:	May 15, 2019
	TIME:	10:00 a.m. Mountain time
	LOCATION:	301 Commercial Road, Unit D, Golden, CO 80401
HOW TO REQUEST A PAPER COPIES OF OUR PROXY MATERIALS AND PROXY CARD FOR THIS MEETING OR FOR THIS MEETING AND ALL OTHER MEETINGS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/CNAB and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/CNAB

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request, as instructed above, before April 15, 2019.

you may enter your voting instructions at https://www.iproxydirect.com/CNAB until 11:59 pm eastern time on May 14, 2019
At the Meeting, you will be asked:
1. To approve an amendment to the Company’s Articles of Incorporation to increase the authorized capitalization of the Company to 200,000,000 shares of common stock.

PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULES, YOU ARE RECEIVING THIS NOTICE THAT THE PROXY MATERIALS FOR THE SPECIAL MEETING ARE AVAILABLE ON THE INTERNET. FOLLOW THE INSTRUCTIONS ABOVE TO VIEW THE MATERIALS AND VOTE OR REQUEST PRINTED COPIES.
THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON MARCH 18, 2019 AS THE RECORD DATE FOR THE DETERMINATION OF STOCKHOLDERS ENTITLED TO RECEIVE NOTICE OF THE SPECIAL MEETING AND TO VOTE THE SHARES OF OUR COMMON STOCK AND SERIES A CONVERTIBLE PREFERRED STOCK.

IF YOU HAVE A STOCK CERTIFICATE REGISTERED IN YOUR NAME, OR IF YOU HAVE A PROXY FROM A SHAREHOLDER OF RECORD ON MARCH 18, 2019, YOU CAN, IF DESIRED, ATTEND THE SPECIAL MEETING AND VOTE IN PERSON. YOU CAN OBTAIN DIRECTIONS TO THE SPECIAL SHAREHOLDERS’ MEETING AT: WWW.GOOGLE,MAPS.COM.

THE COMPANY’S BOARD OF DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1.

Please note - This is not a Proxy Card - you cannot vote by returning this card

UNITED CANNABIS CORPORATION
SHAREHOLDER SERVICES
500 Perimeter Park Drive Suite D
Morrisville NC 27560

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT

UNITED CANNABIS CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF SHAREHOLDERS – MAY 15, 2019
CONTROL ID:
REQUEST ID:

The undersigned hereby appoints Ernie Blackmon as proxy, with the power to appoint his substitute, to represent and to vote all the shares of common stock of United Cannabis Corporation (the “Company”), which the undersigned would be entitled to vote, at the Company’s Special Meeting of Shareholders to be held at the Company’s executive offices located at 301 Commercial Road, Unit D, Golden, CO 80401, on May 15, 2019 at 10:00 a.m., Mountain Time and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/CNAB
PHONE:	1-866-752-VOTE(8683)

SPECIAL MEETING OF THE STOCKHOLDERS OFUNITED CANNABIS CORPORATION	PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1	FOR	AGAINST	ABSTAIN
Approve an amendment to the Company’s Articles of Incorporation to increase the authorized capitalization of the Company to 200,000,000 shares of common stock.	☐	☐	☐
CONTROL ID:
REQUEST ID:
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 1.
MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):
____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2019

(Print Name of Shareholder and/or Joint Tenant)

(Signature of Shareholder)

(Second Signature if held jointly)